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                                                              EXHIBIT 23.20

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 15, 1999 with respect to the financial statements of JPS.Net Corporation included in the Amendment No. 2 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. for the registration of 8,000,000 shares of its Common Stock.

                                          /s/ Ernst & Young LLP

Vienna, Virginia

February 25, 1999